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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 4, 2005



                               UNOCAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                        1-8483                    95-3825062
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(State or other jurisdiction      (Commission             (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)


       2141 Rosecrans Avenue, Suite 4000
            El Segundo, California                                90245
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (310) 726-7600
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              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))


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ITEM 8.01         OTHER EVENTS

         Unocal Corporation ("Unocal") and ChevronTexaco Corporation ("ChevronTexaco") have announced that they have entered into an agreement for ChevronTexaco to acquire Unocal. A copy of the joint press release of Unocal and ChevronTexaco is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

       ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
-----------         -----------
99.1                Joint Press Release, dated April 4, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                UNOCAL CORPORATION

                                                _____________________________
                                                By:  Terry G. Dallas
                                                     Executive Vice President
                                                     and Chief Financial Officer

Date:  April 4, 2005


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                                  EXHIBIT INDEX

Exhibit No.         Description
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99.1                Joint Press Release, dated April 4, 2005